NEITHER THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT MAY BE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER SUCH LAWS OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

STOCK PURCHASE WARRANT
For the purchase of 1,000,000 shares of Common Stock of
COMMAND CENTER, INC.
(A Washington Corporation)

THIS CERTIFIES THAT, for value received, Sonoran Pacific Resources, LLP (the "Holder") as registered owner of this Warrant, is entitled, at any time or from time-to-time from the date of the Warrant through July 1, 2011, to subscribe for, purchase and receive 1,000,000 fully paid and nonassessable shares of the Common Stock (the "Common Stock") of Command Center, Inc., a Washington corporation (the "Company"), at the price of $0.45 per share (the "Exercise Price"), upon presentation and surrender of this Warrant and upon payment of the Exercise Price. Upon the occurrence of any of the events specified in the Statement of Rights of Warrant Holders, a copy of which is attached as Annex I hereto and by this reference incorporated herein, the rights granted by this Warrant shall be adjusted as therein specified. If the rights represented hereby have not been exercised on or before 5:00 p.m. Pacific Time on July 1, 2011 this Warrant shall be void without further force or effect and all rights represented hereby shall cease and expire.

This Warrant may be assigned by the Holder, in whole or in part, by execution by the Holder of the form of assignment hereinafter provided for. In the event of any assignment made as aforesaid, the Company, shall transfer this Warrant on the books of the company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee.

This Warrant may be exercised in accordance with its terms in whole or in part. In the event of the exercise in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the holder to purchase the number of shares of the Common Stock as to which this Warrant has not been exercised.

In no event shall this Warrant (or the shares of the Common Stock issuable upon full or partial exercise hereon) be offered or sold except in conformity with the Securities Act of 1933, as amended, and applicable state securities laws.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and to be sealed with the seal of the Company this 24 day of June, 2008.

COMMAND CENTER, INC.

______________________________
Glenn Welstad, President

Attest:

______________________________
Brad E. Herr, Secretary

ANNEX I
TO STOCK PURCHASE WARRANT
COMMAND CENTER, INC.
STATEMENT OF RIGHTS OF WARRANT HOLDERS

(a) In the event, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then, in either of such events, the then applicable Exercise Price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be reduced proportionately and the number of shares of the Common Stock at that time purchasable pursuant to this Warrant shall be increased proportionately; and, conversely, in the event that the Company shall reduce the number of outstanding shares of its Common Stock by combining such shares into a smaller number of shares, then, in such event, the then applicable Exercise Price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to this Warrant proportionately shall be decreased. Any dividend paid or distributed upon the Common Stock in shares of any other class of the Company or security convertible into shares of the Common Stock shall be treated as a dividend paid in shares of the Common Stock to the extent that shares of the Common Stock are issuable upon the conversion thereof.

(b) In the event, prior to the expiration of this Warrant by its exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock into shares with a different par value, or by changing its outstanding Common Stock to shares without par value, or in the event the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations, or in the event of any other material change of the capital structure of the Company or of any successor corporation by reason of any reclassification, reorganization, recapitalization, consolidation, merger, conveyance or otherwise, then as a condition of any such reclassification, reorganization, recapitalization, consolidation, merger or conveyance, a prompt, proportionate, equitable lawful and adequate provision shall be made whereby the Holder of the Warrant shall thereafter have the right to purchase, upon the basis and the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock theretofore purchasable upon the exercise of this Warrant had such reclassification, reorganization, recapitalization, consolidation, merger or conveyance not taken place; and in any such event, the rights of the Holder of this Warrant to any adjustment in the number of shares of Common Stock purchasable upon exercise of this Warrant, as hereinbefore provided, shall continue and be preserved in respect of any stock, securities or assets which the Holder becomes entitled to purchase.

(c) In the event the Company, at any time while this Warrant shall remain unexpired and unexercised, shall sell all or substantially all of its property, or dissolves, liquidates, or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of any such sale, dissolution, liquidation, or wind up, such that the Holder of this Warrant may thereafter receive, upon exercise hereof, in lieu of each share of Common Stock of the Company which he would have been entitled to receive, the same kind and amount of any stock, securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up, with respect to each share of the common stock of the Company. Provided, however, that in the event of any such sale, distribution, liquidation, or winding up, the right to exercise this Warrant shall terminate on a date not later than the earlier of (1) a date fixed by the Company, such date so fixed to be not earlier than 5:00 p.m., Pacific Time, on the 45th day succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the Holder of this Warrant at his address as it appears on the books of the Company, or (2) 5:00 p.m., Pacific Time, July 1, 2011 (the Expiration Date).

(d) The exercise price of the Warrant shall be subject to adjustment on a full ratchet basis to prevent dilution in the event the Company issues additional shares at a purchase price less than the then current exercise price of the Warrant. There will be no adjustment, however, in the exercise price of the Warrant for shares issued or issuable to (i) any broker, finder, lender, or placement agent in connection with bank loans, financing transactions, or other capital raising activities of the Company, or (ii) to employees, consultants, or directors in accordance with plans approved by the Board of Directors.

(e) Upon any exercise of this Warrant by the Holder, the Company shall not be required to deliver fractions of one share of the Common Stock; but prompt, proportionate, equitable, lawful and adequate adjustment in the Exercise Price payable by the Holder shall be made in respect of any such fraction of one share of the Common Stock upon the exercise of this Warrant.

(f) In the event, prior to the expiration of this Warrant, the Company shall determine to take a record of its stockholders for the purpose of determining stockholders entitled to receive any stock dividend, distribution or other right which will cause any change or adjustment in the number, amount, price or nature of the Common Stock or other stock, securities or assets deliverable upon the exercise of this Warrant pursuant to the foregoing provisions, the Company shall give to the registered Holder of this Warrant at its address as it appears on the books of the Company at least 15 days' prior written notice to the effect that it intends to take such a record. Such notice shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the Common Stock or other stock, securities or assets which will be deliverable upon exercise of this Warrant after the action for which such record will be taken has been consummated.

(g) The Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(h) This Warrant shall not entitle the Holder to any of the rights of stockholders or to any dividend declared upon the Common Stock unless the Holder shall have exercised this Warrant and purchased the shares of the Common Stock prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend right.

3. Piggy-Back Registration Rights. The Company covenants and agrees that in the event the Company proposes to file a registration statement under the Securities Act of 1933 with respect to the Company’s Common Stock (other than in connection with an exchange offer or a registration statement on Form S-4 or S-8 or other similar registration statements not available to register the Warrantholder’s securities), the Company shall include in such registration statement the shares of the Company’s Common Stock issuable upon exercise of this Warrant (the “Piggy-Back Securities”). All additional expenses of registering the Piggy-Back Securities shall be borne by the Company, excluding underwriting commissions, if any.

Form to be used to exercise Warrant:
COMAND CENTER, INC.
3773 West Fifth Avenue
Post Falls, Idaho 83854

Date:_______________, 20___

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase  _________________________________ shares of the Common Stock of the Company, and hereby makes payment of $_____________ (at the rate of $______ per share of the Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the shares of the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

__________________________
Signature

Signature guaranteed:

_________________________________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(Print in bock letters)

Address:_____________________________________________

NOTICE:
The signature to the form to exercise the Warrant must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form to be used to assign Warrant:

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the Warrant)

FOR VALUE RECEIVED, ________does hereby sell, assign and transfer unto_________ the right to purchase ______ shares of the Common Stock of the Company evidenced by the within Warrant, and does hereby irrevocably constitute and appoint __________ attorney to transfer such right on the books of the Company with full power of substitution in the premises.

Dated: _____________, 20___.

________________________
Signature

Signature Guaranteed:

_______________________________________________

NOTICE:
The signature to the form to assign the Warrant must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.